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                                                                  Exhibit 10.150

                             MODIFICATION NUMBER ONE
                                TO LOAN AGREEMENT

Wachovia Bank, National Association
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
Hereinafter referred to as the "Bank")

Mace Security International, Inc.
1000 Crawford Place
Suite 400
Mt. Laurel, New Jersey 08054

Mace Security Products, Inc.
1000 Crawford Place
Suite 400
Mt. Laurel, New Jersey 08054
Individually and collectively "Borrower")

THIS AGREEMENT is entered into as of March 14, 2003 by and between Bank and Borrower.

                                    RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower dated October 31, 2002, in the original principal amount of $480,000.00 (the "Note") and certain other loan documents, including without limitation, a Loan Agreement dated October 31, 2002 (the "Loan Agreement");

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

MODIFICATIONS.

The paragraph of Loan Agreement entitled "Financial Covenants" is hereby amended by deleting the subparagraph(s) entitled "Debt Service Coverage Ratio" and adding the following in its place and stead:

Debt Service Coverage Ratio. Mace Security International, Inc. shall maintain a Debt Service Coverage Ratio of no less than 1.05 to 1.00 at each yearend 12/31/2002 and 12/31/03, and a Debt Service Coverage Ratio of no less than 1.20, at each fiscal yearend thereafter. "Debt Service Coverage Ratio" shall mean the sum of net income before taxes plus depreciation plus amortization plus interest expense plus noncash expense less noncash income divided by current maturities of long-term debt plus current maturities of long-term leases plus interest expense, for the same such twelve month period.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that this Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of

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this date, all necessary action to authorize the execution and delivery of this
Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged to secure the Obligations (the "Collateral") since the Collateral was originally pledged; Borrower acknowledges and confirms that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower's Obligations to Bank, including any modification of this Note or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then this Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in this Note.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT.

BORROWER AND BANK AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

                                  Mace Security International, Inc.

                                  By: /s/ Louis D. Paolino, Jr.          (SEAL)
                                      Louis D. Paolino, Jr., Chairman/President

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                              Mace Security Products, Inc.

                              By:   /s/ Louis D. Paolino, Jr.          (SEAL)
                                    Louis D. Paolino, Jr., Chairman/President



                              Wachovia Bank, National Association

                              By:   /s/ Myrtha Becker                  (SEAL)
                                    Myrtha Becker, Vice President

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